AUTHENTIC ITALIAN

MAMAMANCINI'S™

An Original Family Recipe



MamaMancini's Holdings Inc.

(OTCQB: MMMB)

Corporate Presentation

October 2013

Forward Looking Statements

This presentation may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. "Forward-looking statements" describe future expectations, plans, results, or strategies and are generally preceded by words such as "may," "future," "plan" or "planned," "will" or "should," "expected," "anticipates," "draft," "eventually" or "projected." You are cautioned that such statements are subject to a multitude of risks and uncertainties that could cause future circumstances, events, or results to differ materially from those projected in the forward-looking statements, including the risks that actual results may differ materially from those projected in the forward-looking statements as a result of various factors, and other risks identified in the Company's 10-K for the fiscal year ended December 31, 2012 and other filings made by the Company with the Securities and Exchange Commission.

About MMMB

- **Consumer foods products company focused on all-natural, old world Italian recipes originated by "Mama" Anna Mancini, and handed down to her grandson, Dan Mancini**
  - Meatballs
  - Slow Cooked Italian Sauce
- **Carl Wolf, CEO of MamaMancini's, built Alpine Lace cheese brand, a Nasdaq listed company that was acquired by Land O'Lakes**
- **Company recently raised approximately $5 million at $1.50 per share to fund aggressive growth strategy**
  - Stock restricted until January 2014


MAMAMANCINI'S
An Original Family Recipe
HEAT AND SERVE
Slow Cooked Italian Sauce and
8 Beef Meatballs
JUST ADD PASTA FOR AN EASY MEAL!
ALL NATURAL
NET WT 22.0 OZ. (624g) • FULLY COOKED • KEEP REFRIGERATED


MAMAMANCINI'S
An Original Family Recipe
HEAT AND SERVE
Slow Cooked Italian Sauce and
8 Turkey Meatballs
JUST ADD PASTA FOR AN EASY MEAL!
ALL NATURAL
NET WT 22.0 OZ. (624g) • FULLY COOKED • KEEP REFRIGERATED


MAMAMANCINI'S
An Original Family Recipe
HEAT AND SERVE
Slow Cooked Italian Sauce and
8 Pork Meatballs
JUST ADD PASTA FOR AN EASY MEAL!
ALL NATURAL
NET WT 22.0 OZ. (624g) • FULLY COOKED • KEEP REFRIGERATED


MAMAMANCINI'S
An Original Family Recipe
HEAT AND SERVE
Slow Cooked Italian Sauce and
8 Chicken Meatballs
JUST ADD PASTA FOR AN EASY MEAL!
ALL NATURAL
NET WT 22.0 OZ. (624g) • FULLY COOKED • KEEP REFRIGERATED

MAMAMANCINI'S
An Original Family Recipe

Proven Management

Carl Wolf
Chief Executive Officer



Founded Alpine Lace Brands, Inc. (formerly NASDAQ: LACE) in 1983 and served as the company's Chairman and CEO until 1997. Alpine Lace nutritional cheese and meat products became America's leading brand in supermarkets, delicatessens, club stores and food service markets and was subsequently sold to Land O' Lakes.

- **Develop a brand**
- **Obtain mass retail distribution**
- **Create and execute on aggressive advertising and marketing campaign**

MamaMancini's
An Original Family Recipe

The MamaMancini's Story

The company's roots go back to 1921 when founder Dan Mancini's grandmother came through Ellis Island with a steamer trunk and a heart full of recipes from Italy. As a young boy in Bay Ridge, Brooklyn Dan would sit at the kitchen counter helping his grandmother prepare all of her family recipes. As Dan grew up and became an apparel industry executive, these "scented memories" stayed with him.

In fact, after 25 years he decided to leave his successful career in the apparel business to pursue his passion and bring his grandmother's recipes to market. It did not matter to Dan that he had no formal training as a chef and no real experience in the food service industry. All that mattered to him was his driving passion for his grandmother's cooking. His goal was to create a line of authentic Italian dishes from his grandmother's original recipes that would bring people together for family meals.

In 2008 our meatballs and Slow Cooked Italian Sauce started selling in supermarkets throughout the New York City area under the brand name MamaMancini's®.



All-Natural Products

Nutrition Facts

Serving Size 2 MEATBALLS AND SAUCE (142g)
Servings Per Container VARIES

Amount Per Serving

Calories 140	Calories from Fat 80
	% Daily Value*
Total Fat 9g	**14%**
Saturated Fat 4g	**20%**
Trans Fat 0g	
Cholesterol 30mg	**10%**
Sodium 450mg	**19%**
Total Carbohydrates 6g	**2%**
Dietary Fiber 1g	**5%**
Sugars 4g	
Protein 9g	

Vitamin A 10%	Vitamin C 2%
Calcium 6%	Iron 8%

*Percent Daily Values are based on a 2,000 calorie diet. Your daily values may be higher or lower depending on your calorie needs:

	Calories	2,000	2,500
Total Fat	Less than	65g	80g
Sat Fat	Less than	20g	25g
Cholesterol	Less than	300g	300g
Sodium	Less than	2,400mg	2,400mg
Total Carbohydrate		300mg	375mg
Dietary Fiber		25g	30g

Calories per gram
Fat 9 Carbohydrate 4 Protein 4

All Natural → No TVP → No Fillers (i.e. Soy Flour)

SAUCE INGREDIENTS—Italian Plum Tomatoes, Onion, Olive Oil, Garlic, Bay Leaves, Salt, Pepper

BEEF MEATBALL INGREDIENTS — Ground Beef, Breadcrumbs (unbleached wheat flour, dextrose, yeast salt), Pecorino Romano Cheese (pasteurized sheep's milk, cheese, culture, enzymes), Whole Eggs, Onion, Parsley, Salt, Pepper. Contains: Wheat, Milk, and Egg Ingredients.

COMPETITOR BEEF MEATBALL INGREDIENTS — Beef, Water, Textured Soy Protein Concentrate (Soy Protein Concentrate, Caramel Coloring), Eggs, Contains less than 2% of the Following: Romano Cheese (Sheep's Milk, Rennet, Salt), Dehydrated Onion, Pepper, Garlic Powder, Parsley, Spices, Flavorings, Corn Syrup Solids, Bread Crumbs (Enriched Flour [Containing: Wheat, Flour, Niacin, Reduced Iron, Thiamine Mononitrate, Riboflavin and Folic Acid], Corn Syrup, Sugar, Vegetable Shortening [One or more of the Following: Hydrogenated Soybean and/or Cottonseed Oil], Salt, Yeast, Whey, Soy Flour, Dough Conditioner [Sodium Stearoyl, 2 Lactylate], Calcium Propionate), Soy Protein Concentrate, Salt, Sodium Tripolyphosphate.

MamaMancini's
An Original Family Recipe

Market Research

June 2012 Independent Study of Consumers at 6 Retailers

(Nicholas Research Group)

Key Findings: Category

- Prefer fresh to frozen—perceived as adding value and quality
- Want enough sauce and meatballs for one pound of pasta
- Want Quick and easy meal in 10 minutes
- Prefer all natural products
- Pre-made, refrigerated or frozen meatballs are viewed as a convenience item by many and perhaps the most important factor in purchase decision



Key Findings: MamaMancini's brand

- Key price cited: $6.99 for 22 oz is a great value
- MamaMancini's is great tasting
- All natural product—key advantage
- MamaMancini's valuable name and heritage are a plus
- *Original Family Recipe*—resonates overall
- Easy to use bag in tray is a plus

MAMAMANCINI'S

MMMB Growth Strategy

- **Expand retail distribution**
- **Expand SKU's per retail location**
- **Develop fresh deli**
- **Create new products**
- **Execute aggressive advertising campaign**

MamaMancini's
An Original Family Recipe

Growth Strategy: Distribution

- **MamaMancini's products are currently sold in over 7,000 retail locations in the United States**
  - 570 new locations in last month



Retail Locations
7,200
7,100
7,000
6,900
6,800
6,700
6,600
6,500
6,400
6,300
6,200
6,575
7,145
570 New locations in last month
Sep 2013
Oct 2013

Growth Strategy: Major Retail Distribution

Name	Total # of Locations	Current # of Locations	Opportunity for Growth
Walmart	3,000	60	2,940
Kroger	2,500	400	2,100
Albertson's	1,070	250	820
Super Valu	2,400	600	1,800
Safeway	1,500	0	1,500
Hannaford	1,600	0	1,600
AWG	2,000	150	1,850
Costco	570	190	380
Sam's Club	640	0	640
Target	2,000	0	2,000
Trader Joe's	360	0	360
BJ's	200	0	200
Whole Foods	720	120	600
Others	11,925	4,805	7,120
Total	**30,485**	**7,145**	**23,340**


Retail Locations vs. Market
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
7,145
30,485
Current
Market Opportunity

MamaMancini's

Growth Strategy: Increase Shelf Placements

- **On average, each retail location currently carries approximately 3.28 MamaMancini's products**
  - Goal of 5 per location

- **Total of 23,000 shelf placements**





Shelf Placements
3,490 New shelf placements in last month
24,000
23,000
22,000
21,000
20,000
19,000
18,000
19,940
23,430
Sep 2013
Oct 2013

Growth Strategy: Fresh Deli / Restaurants

- **Company is focused on expanding the fresh deli and restaurant opportunity**
- **Fresh deli is one of fastest growing areas for grocery chains**
- **Opportunity for restaurants to utilize and brand their products with "MamaMancini's"**
    - Similar strategy utilized by Boar's Head


ORIGINAL FAMILY RECIPE
Mama MANCINI'S


Mama Mancini
Meatball Hero



Growth Strategy: New Products

- **Company is anticipating expanding its product offerings to include:**
  - Mac ‘n Mamas
  - Orrecchiette with Broccoli and Pork Meatballs
  - Gluten Free Meatballs and Sauce



MamaMancini's
An Original Family Recipe
HEAT AND SERVE
Orecchiette with Broccoli and Pork Meatballs
with Fennel & Cracked Pepper
ALL NATURAL
NET WT 18.0 OZ. (510g) • FULLY COOKED • KEEP FROZEN



MamaMancini's
An Original Family Recipe
HEAT AND SERVE
Mac 'n Mamas
Rigatoni with Tomato Cheese Sauce and Beef Meatballs
ALL NATURAL



ALL NATURAL
MamaMancini's
An Original Family Recipe
HEAT AND SERVE
Slow Cooked Italian Sauce and 8 Gluten Free Beef Meatballs
GLUTEN FREE
NET WT 22.0 OZ. (624g) • FULLY COOKED • KEEP REFRIGERATED

Growth Strategy: Aggressive Marketing Campaign

- **Radio**
  - SiriusXM Satellite Radio
  - Traditional Radio

- **Social Media**
  - Key Target--Under 40 market-- buys 35% of prepared meals
  - SEO Optimization, Twitter, Facebook, Pinterest
  - Brand Ambassadors, affiliated marketers
  - Blog Groups/News
  - YouTube Videos
  - Viral Coupons/Rebates
  - Targeted Customers-Shoppers Test

- **Media**

- **Billboards**


Cooking with Daniel: Mama Mancini's Homemade Tomato Sauce
38 views
Published on Oct 24, 2012
Dan Mancini, founder of Mama Mancini's Meatballs and Sunday Sauce, prepares his grandmother's cherished tomato sauce. You



Growth Strategy: Customer Reach


Media Spend
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
$69,000
$120,000
$330,000
Avg. Q1 /Q2 2013
Sep 2013 (e)
Dec 2013 (e)

- **Significant increase of media spend will expand potential customer impressions**
- **Building brand awareness and driving product acquisition**

MAMA MANCINI'S

Growth Strategy: Revenue Growth


Revenue
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
Revenue
$1,700,000
$2.0 M to $2.2 M
$2.4 M to $2.8 M
Jun 2013
Sep 2013 (e)
Dec 2013 (e)

MAMAMANCINI'S

Manufacturing Capabilities

- **USDA inspected facility located in East Rutherford, NJ**
  - HAACP Approved
  - Frozen Plant w/ Flash Freezing Technology
  - Three production lines
  - Exceptional Customer Service





- **Plant has capacity to manufacture $50 M to $70 M**

- **Gross margin expansion opportunity if the company purchases plant assets**
  - Current margins: 33%
  - Post purchase opportunity: 40% to 45%



MamaMancini's
An Original Family Recipe

Balance Sheet Highlights

- Cash and investments: $0.2M (a/o June 2013)
  - Raised approximately $5 M in recent financings after June 2013
- Long-term bank debt: $0
- Shares Outstanding: 24.2M
  - Includes approximately 3.3 M shares from recent financing

- MamaMancini's Holdings (OTCQB: MMMB)
- Stock Price: $1.75*
- Market Cap.: $42.4M*

**as of October 15, 2013*

Investment Highlights

- **Great product in a growing category**

- **Proven Management that has the capabilities to:**
  - Develop a brand
  - Obtain mass retail distribution
  - Create and execute on aggressive advertising and marketing campaign

- **Recent financing enables commencement of advertising activities**




MAMAMANCINI'S
Slow Cooked Italian Sauce
8 Beef Meatballs
ALL NATURAL


MAMAMANCINI'S
Slow Cooked Italian Sauce
8 Turkey Meatballs
ALL NATURAL


MAMAMANCINI'S
Slow Cooked Italian Sauce
8 Pork Meatballs
ALL NATURAL


MAMAMANCINI'S
Slow Cooked Italian Sauce
8 Chicken Meatballs
ALL NATURAL

Thank You

MamaMancini's Holdings
OTCQB: MMMB

Carl Wolf
Chief Executive Officer

25 Branca Road
East Rutherford, NJ 07073
201-531-1212

www.mamamancinis.com

Investor Relations
Lytham Partners, LLC
mmmb@lythampartners.com

Phoenix
2355 E. Camelback Road
Suite 425
Phoenix, AZ 85016
602-889-9700

New York
750 Third Avenue
9th Floor
New York, NY 10017
917-809-0991

Chicago
180 North Stetson Suite
Suite 3500
Chicago, IL 60601
815-623-5939